U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2005

INFOTEC BUSINESS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

NEVADA

 333-90618

98-0358149

(State or other jurisdiction

Commission                                  (I.R.S. Employer

of incorporation)

File No.

Identification No.)

Suite 150, 1152 Mainland Street,  Vancouver, B.C. Canada

 V6B 2X4

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code  (604) 484-4966

(Former address and former fiscal year end, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On September 30, 2005, Infotec Business Systems, Inc., a Nevada corporation (the registrant), Infotec Business Strategies, Inc. (Strategies), a British Columbia corporation, wholly owned by the registrant, Stream Horizon Media (SHM), a British Columbia proprietorship, and the proprietor of SHM (SHM Proprietor) entered into a Business Purchase Agreement (the Agreement) whereby the registrant and Strategies agreed to acquire 100% of the SHM Proprietor’s equity and interest in SHM (exclusive of working capital items as at the date of the purchase), in exchange for the issuance of 5,000,000 shares of restricted common stock of the registrant.  The value of this exchange and purchase was determined in negotiations between the non-related officers of the registrant and the SHM Proprietor and was based on comparative values of firms in the same or similar business.  The non affiliated officers and directors of the registrant believe that the consideration granted for this purchase and the terms and conditions of the Agreement, are similar to or more favorable to the registrant than the consideration or Agreement terms that could be considered comparative.

In satisfaction of the SHM Proprietor’s interest in SHM, The registrant will issue an aggregate 5,000,000 shares of restricted common stock of the registrant to: Edward Clunn, CTO of Galaxy Networks, Inc., a wholly owned subsidiary of the registrant, Carol Shaw, the registrant’s president, Cathy Shaw, Victor Clunn, Trevor Clunn, John Blake and to three investors in SHM.  Cathy Shaw is the mother of Carol Shaw.  Trevor Clunn and Victor Clunn are respectively, the son and father of Edward Clunn.

The registrant has made representations and warranties to SHM and the SHM Proprietor about matters that are customarily included in purchase agreements.  These matters include financial statements, authorization, absence of undisclosed liabilities, disclosure, no material adverse changes; organization, good standing and operations of the registrant and compliance with laws.

SHM and the SHM Proprietor have made representations and warranties to the registrant about matters that are customarily included in stock purchase agreements.  These matters include the organization and good standing of SHM and the ownership of its equity interest, financial statements, authorization, no material adverse changes, disclosure, compliance with laws, title to tangible, intangible and intellectual property assets and the operations of SHM.

Both the registrant and SHM and the SHM Proprietor have agreed to indemnify the other party from any loss due to any inaccuracy in or any breach of any representations, warranties, covenants or agreements in the Agreement or delivered pursuant to this Agreement, for twelve months following the closing date.

Other than as noted elsewhere in this report, there are no material relationships between the registrant and SHM or any of SHM’s affiliates, other than in respect of the agreements described above and related matters.

The foregoing description of the Agreement is not a complete summary.  The reader is urged to read the complete documents, copies of which are attached as exhibits to the registrant’s current report on Form 10-QSB, for a complete description of the terms and conditions of such document.

SHM began operating as a proprietorship in October of 2003.  SHM provides the following services:

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Video Editing and Encoding services.

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Studio rental.

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Casting, Directing, and Video / Audio production services.

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Remote site video services.

The SHM studio is located at #350 B 1152 Mainland Street, Vancouver, British Columbia, Canada.  The studio is equipped as follows:

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A 24 foot curved green screen and multi backdrop roller system.

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Audio damping and controlled tungsten lighting.

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Mixing, production booth.

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Three 3 CCD professional Sony Cameras.

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Two Tripod mounted teleprompter systems.

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Teleprompter PC, with network access for script loading.

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Dual Audio mixers, Telephone broadcast host interface, and professional quality microphones.

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Three Dual Xeon edit stations.

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Sony DVCAM recorder player system.

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Makeup room and equipment.

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Various props and studio accessories.

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Various desks and office equipment.

SHM operates the only studio of its kind in the Vancouver area.  SHM currently films and edits four, one half hour television programs each week at its facilities.  SHM also films various web based videos for a variety of customers.   SHM films and produces DVDs for several sports academies around the lower mainland of British Columbia.  In addition to Mr. Clunn and Ms. Shaw, SHM employs three full time staff members to conduct its operations.  Additional contract staff are available when necessary to augment SHM’s full time staff.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On September 30, 2005, the registrant entered into a Business Purchase Agreement whereby it agreed to acquire 100% of the equity interest in SHM (exclusive of working capital items as at the date of the purchase), in exchange for the issuance of 5,000,000 shares of restricted common stock of the registrant.  Information required by this item has been combined with and set forth under the heading AItem 1.01, Entry into a Material Definitive Agreement@ found elsewhere in  this report.

On September 30, 2005, the registrant, ebahn Television Network Corp. (ebahn), a Nevada corporation, and the shareholder of ebahn entered into a Stock Purchase Agreement whereby the registrant agreed to acquire 100% of the issued and outstanding common shares of ebahn in exchange for the issuance of 1,100,000 shares of restricted common stock of the registrant.  In conjunction with the acquisition of ebahn, the registrant has agreed to issue an aggregate of 400,000 common shares of our restricted common shares to two persons, in consideration of services to be provided in the development of ebahn.tv and its business.  Subsequent to the acquisition, the directors and officers of ebahn are: Carol Shaw, president and director, Michael Elliot, director, and Robert Danvers, secretary/treasurer.

ebahn is a early development stage company with limited assets, consisting principally of its video broadcast portal/web site at http://www.ebahn.tv, its existing business development and plan for providing TV quality programming viewing via the Internet.  ebahn.tv is developing an advertising driven content delivery engine, able to emulate a conventional broadcaster and via a 'set top box', deliver on demand television content to a viewer's television.. The web site has been designed with a number of unique features and can be viewed at http://www.ebahn.tv.  ebahn.tv delivers a mix of live streamed content and >video on demand’ content.

Item 8.01

Other Events.

Forward Looking Statements

        This Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as "may", "will", "expect", "intend", "anticipate", "believe", "estimate", "continue" and other similar words.  You should read statements that contain these words carefully because they discuss our future expectations, making projections of our future results of operations or our financial condition or state other "forward-looking" information.  Forward-looking statements involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the registrant to be materially different from those which may be expressed or implied by such statements.  Any cautionary language in this report provides examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we described in our forward-looking statements.  The registrant does not undertake any obligation to publicly update forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired. The financial statements of the business acquired, as applicable, shall be filed by amendment within the appropriate time period after the date of Report on Form 8-K. must be filed.

(b)

Pro Forma Financial Information. The pro forma financial information, as applicable, shall be filed by amendment within the appropriate time period after the date of Report on Form 8-K. must be filed.

(c)

Exhibits

Description of Documents

99.1

News Release dated September 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFOTEC BUSINESS SYSTEMS, INC.

(registrant)

By: /s/  Carol Shaw

(Carol Shaw,  Principal Executive Officer)

DATED. October 3, 2005